UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

WATSON WYATT WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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Communication to employees, posted to Watson Wyatt Worldwide, Inc.’s internal website, Insite on October 17, 2007.

Attention All Stockholders

2007 Proxies have been mailed.
17 Oct 2007

If you own Watson Wyatt Worldwide, Inc. stock, your proxy, ballot and Annual Report to Stockholders (“proxy materials”) are being distributed to you, starting October 16, 2007.

As a Watson Wyatt stockholder, if you have not elected to receive your proxy materials electronically, you will receive your proxy materials via first class mail to your home address on file with your broker or the transfer agent. If you have elected to receive your proxy materials electronically, you will receive an email this week containing this information at the email address you provided when you enrolled for electronic delivery of proxy materials.

The record date for the proxy and annual meeting was October 1, 2007.

As in the past, you will be able to vote your proxy electronically through the Internet or by mail, and in the US and Canada, by telephone using the control number on your ballot.

Please note some associate stockholders may receive more than one set of proxy materials.  If you receive more than one set of proxy materials, this is due to the way your shares are held — both as registered and beneficially owned shares.

•                  Registered Shares are Class A shares (former B-1 or B-2 shares that converted in October 2001 and October 2002) held in paper certificates on the records of the Company’s transfer agent, American Stock Transfer.

•                  Beneficially Owned Shares are either (i) Class A shares (former B-1 or B-2 shares, ESPP shares, RSU shares, or options exercised and held) held in an account at Citi Smith Barney or (ii) Class A shares you may have purchased on the open market and held at Citi Smith Barney or with another broker.

Regardless of how you receive your proxy materials, it is important that you vote and return all proxies promptly. More details and instructions about the proxy voting process and a Q&A are posted on Insite at Proxy Process Q&A.

How will I receive my Proxy Information?

All Watson Wyatt associate stockholders will receive their Proxy materials by mail, unless they have signed up to have their proxy materials delivered electronically via the https://www.icsdelivery.com/ww/index.asp website.

Why did I receive more than one set of Proxy Materials?

Some associate stockholders may receive more than one ballot by regular mail because the shares may be held in different ways, both beneficial and registered.

Beneficial Shares include class A shares that: (i) are former B-1 or B-2 shares, ESPP shares or options exercised, which are held in accounts at Smith Barney Citigroup, including shares that are subject to lock-up agreements; (ii) were transferred to another broker from Smith Barney Citigroup; and/or (iii) may have been purchased on the open market and which are held at Smith Barney Citigroup or with another broker.

Registered Shares include shares that are: (i) class A shares (former B-1 and B-2 shares that converted in October 2001 and in October 2002) held in paper certificates on the records of the Company’s transfer agent, American Stock Transfer.

Regardless of how many proxy ballots you receive, it is very important you vote all your proxies promptly.

Please vote all the ballots you receive. Why?

If you receive more than one ballot, but only vote one of the ballots, all the shares that you own will not be voted. To ensure that all your shares will be voted at the Annual Meeting, please vote all ballots received. You may vote by mail, by phone or through the Internet.

How do I vote by mail, telephone or through the Internet?

By mail. Mark, sign and date your proxy card and return it in the postage-paid envelope provided in your package to: ADP, 51 Mercedes Way, Edgewood, NJ 11717.

Or

By telephone. Call toll-free 1-800-690-6903 on any touch-tone telephone to authorize the voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to enter the 12-digit control number printed on your ballot and follow the simple instructions. You may submit your vote in this manner no later than 11:59 p.m. EST on Thursday, November 15, 2007.

Or

Electronically through the Internet. Access the website at www.proxyvote.com to authorize the voting of your shares. You may access the site 24 hours a day, 7 days a week. You will be prompted to enter the 12-digit control number provided; then just follow the simple instructions. You may submit your vote in this manner no later than 11:59 p.m. EST on Thursday, November 15, 2007.

If you vote by telephone or electronically through the Internet, you should NOT mail back the proxy form.

How is the 12-digit control number used in telephone and electronic voting?

Every stockholder will find on their ballot their personal 12-digit control number so they can vote by telephone or electronically through the Internet. This control number ensures that each vote is counted accurately. If you lose the control number, please send an email to the proxy mailbox, wwproxy@watsonwyatt.com and request the control number be sent to you.

What do I need to vote by telephone?

If you choose to vote by telephone, simply call toll-free 1-800-690-6903 on any touch-tone telephone to authorize the voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to enter the 12-digit control number (printed on the ballot); then follow the simple instructions. You may submit your vote in this manner no later than 11:59 p.m. EST on Thursday, November 15, 2007. No PIN number is required to vote by telephone.

Can I vote by telephone or electronically through the Internet if my ballot is received by mail?

Yes, every stockholder will be issued a 12-digit control number on their ballot. You may vote electronically through the Internet or by telephone using the 12-digit control number and by following the instructions provided on the ballot.

How is the PIN number used to vote electronically through the Internet?

PIN numbers are 4-digit numbers assigned to every stockholder as a secondary control in the electronic voting process. This is another way to prevent someone from voting shares that do not belong to them.

What do I do if I lose my PIN or I can’t remember it? How do I find out what my PIN is?

If you do not have a PIN, or can’t remember it, you can log on to the proxy voting website at www.proxyvote.com. You may access the site 24 hours a day, 7 days a week. On the webpage, enter your 12-digit control number, then check the box requesting a PIN. It will be emailed to you. After you get your PIN by email, you may proceed to the website www.proxyvote.com and vote your proxy.

If I lose my proxy materials, how can I get another copy?

You may request a copy from:

Office of the Secretary
Watson Wyatt Worldwide, Inc.
901 North Glebe Road
Arlington, VA 22203
Telephone: (703) 258-8000
Fax: (703) 258-7498

What is the deadline for voting?

For electronic and telephone voting, the deadline is 11:59 p.m. EST on Thursday, November 15, 2007. For voting by mail, please return the ballot in the envelope provided with ample time to ensure delivery to ADP so that is received no later than Monday, November 12, 2007.

Who should I talk to if I have questions about Watson Wyatt Worldwide, Inc. stock?

For information regarding your Watson Wyatt Worldwide, Inc. stock, your account number, or to get answers to your questions about your stock accounts, please see the contact information below. Registered stock account information is maintained by the transfer agent, American Stock Transfer. Beneficial stock account information is maintained by Smith Barney Citigroup or your personal broker. Watson Wyatt does not maintain information about your stock account numbers or stock balances.

Registered:

For information regarding your shares if held in paper certificates, you should contact the Company’s transfer agent, American Stock Transfer, at 718-921-8522.

Beneficial:

For information regarding your class A shares, your stock option account, or your ESPP account, please contact Smith Barney Citigroup at 1-800-367-4777, or outside the U.S. at 1-212-615-7835. You can also get in touch with Smith Barney Citigroup via their benefits access website at http://www.benefitaccess.com, or at Smith Barney Citigroup’s general website, located at http://www.smithbarney.com.

How can I sign up for electronic delivery of proxy materials for future proxies?

Watson Wyatt, through Broadridge Financial Solutions, Inc., formerly ADP Investor Communication Services (ICS), is pleased to offer the convenience of electronic delivery of annual reports, proxy statements and proxy ballots, allowing stockholders to vote their proxies on-line. With your consent, you will be notified by e-mail when these materials are available on the Internet. To sign up for electronic delivery of proxy materials and accept this new service, you must have an e-mail address, Internet access through an Internet service provider, and a Web browser that supports secure connections.

Visit https://www.icsdelivery.com/ww/index.asp to go directly to the sign up page.

How do I vote my proxy?

You may vote online at www.proxyvote.com or by telephone (in the US) by dialing 1-800-690-6903 no later than 11:59 p.m. (EST) on Thursday, November 15, 2007. Otherwise, you may vote by mailing your proxy card as soon as possible, so that it is received no later than Thursday, November 15, 2007.